EXHIBIT 10.59

                       NOTE PURCHASE AND WARRANT AGREEMENT

         THIS AGREEMENT made as of this 17th day of September, 1997 between Income Partners LP (the "Purchaser") and FIBERCORE, INC. and its affiliates (the "Company") a Nevada Corporation.

         WHEREAS, the Company is desirous of obtaining working capital through the short-term financing of certain of its assets,

         WHEREAS, the Company is willing to issue certain short-term, secured promissory notes (the "Notes") with warrants to several purchasers, in order to obtain such working capital, and

         WHEREAS, each such purchaser who acquires the Notes will be subject to the same Note Purchase and Warrant Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties agree as follows:

1.       Offer
         -----

         1.1. The Purchaser hereby agrees to purchase the Note subject to the conditions hereinafter set forth:

         Upon execution and delivery of this Agreement by both parties and the execution and delivery of the Note (Exhibit A) by the Company to the Purchaser, the Purchaser will commit to pay to the Company up to Fifty Thousand ($50,000) dollars, in not more than four (4) equal monthly installments of Twelve-Thousand Five Hundred ($12,500) dollars, with the first installment due and payable on the date hereof. The amount of Purchaser's outstanding commitment under this Agreement, at any time, will be Purchaser's pro-rata participation in the aggregate amount of all Notes sold under the same terms and conditions, less the sum of (a) Purchaser's pro-rata participation in the aggregate amount of funds received under Section 1 (a) and (b) for all Notes and (b) Purchaser's pro-rata participation in the aggregate amount funded.

         1.3. The Company grants the Purchaser warrants (the "Warrant") to purchase common stock of the Company for a purchase price of $.6875 per share, (the closing price of the Company's common as of the date hereof), exercisable in whole or in part at any time. Each Warrant which expires on September 30, 2002 shall entitle the Purchaser to acquire one (1) share of common stock and shall be in form and substance as Exhibit B attached hereto. The Purchaser shall receive that number of Warrants equal to 10% of the commitment amount plus that number of Warrants equal to 60% of the amount funded.




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2.       Acceptance
         ----------

         2.1. The Company agrees to sell to the Purchaser the Note subject to the terms and conditions of this Agreement and to grant the Warrants referred to in Section 1.3.

3.       Delivery of Warrants
         --------------------

         3.1. The execution of this Agreement shall constitute the registration of Warrants in the Purchaser's name.

4.       Representations and Warranties of the Company
         ---------------------------------------------

         4.1. The Company hereby represents and warrants to the Purchaser as follows:

         (a) Organization and Standing of the Company. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company is not in violation of its Certificate of Incorporation or Bylaws. The Company has all requisite corporate power and authority for the ownership and operation of its properties and assets, and to carry on its business as presently conducted or now proposed to be conducted.

         (b) Corporate Action. The Company has all the necessary corporate power and has taken the corporate action required to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance, and delivery of the Note and Warrants and the performance of the Company's obligations hereunder has been taken, except such acts as may be required to effectuate the provisions of this Note, Warrant and Agreement, which actions are authorized in Section 6.7. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligations of the Company enforceable in accordance with its terms. The issuance of the Note and Warrant does not require any further corporate action, will not be subject to preemptive rights or other preferential rights in any present stockholders of the Company and will not conflict with any provisions of any agreement to which the Company is a part or by which it is bound.

         (c) Government Approvals. No authorization, consent, approval, license, exemption, from or filing of registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic, or foreign, is or will be necessary for the execution and delivery by the Company of this Agreement, and except for certain filings under state securities laws, the offer and sale of the shares will be exempt from the registration requirements of applicable federal and state securities laws.




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         (d)      Compliance  with Other  Instruments.  Neither  the  execution, issuance and delivery of this Agreement or the Note, nor the consummation by the Company of any transaction contemplated
                  hereby  or  thereby,   constitutes   or  results  in  or  will
                  constitute or result in a default or violation of any term or provision of the Certificate of Incorporation and By-laws of the Company, as amended and in effect, and the terms and provisions of the mortgages, indentures, leases, agreements
                  and  other   instruments   and  of  all  judgments,   decrees,
                  governmental orders, statutes, rules or regulations by which the Company or its properties are bound.

5.       Purchaser Representations
         -------------------------

         5.1 In connection with this subsection, the Purchaser hereby makes the following acknowledgments and representations:

         (a) The execution of this Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed and delivered, and constitutes a valid, legal, binding, and enforceable agreement of the Purchaser;

         (b) The Purchaser is acquiring the Note and the Warrants for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Act");

         (c) The Purchaser understands that because the Note and the Warrants have not been registered under the Act, it cannot dispose of any of the Note and Warrants unless such Note and the Warrants are subsequently registered under the Act or exemptions from such registration are available. The Purchase acknowledges and understands (i) that it has no right to require the Company to register the Note, the Warrants or any shares obtained through the conversion or exercise of the foregoing or (ii) that exemptions from such registration may not be available. The Purchaser further understands that the Company may, as a condition to the transfer of any part of the Note or Warrants, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Act, unless such transfer is covered by an effective registration statement under the Act. The Purchaser understands that each certificate representing the shares will bear the following legend or one substantially similar thereto:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired by investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, or an opinion of counsel satisfactory to the corporation that registration is not required under such Act.




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         (d)      The Purchaser  understands the offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission (the "Commission") afforded by Section 4(2) of the Act and/or Regulation D adopted by the Commission relating to transactions by an issuer not involving any public offering, and similar federal, state, and foreign laws or policies. Consequently, any offering materials have not been subject to review and comment by the staff of the commission or by any state or foreign securities commission.

         (e) The Purchaser acknowledges that during the course of this transaction and prior to sale, it has had the opportunity to ask questions of any receive answers from the Company concerning the terms and conditions of its investment, and to obtain any additional information of the same kind that is specified in Part I of a Registration Statement on Form SB-2 under the Act. The Purchaser or its purchaser representative has examined the information furnished by the Company and, through discussions and examination of such materials as the Purchaser has requested, has obtained sufficient information upon which to make an investment decision. The Purchaser is familiar with the type of investment which the shares constitutes, and has reviewed the merit and risks of this investment to the extent deemed advisable by the Purchaser. The Purchaser has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risk of investing in the shares, and acknowledges that it is able to bear the economic risks of this investment. Further, the Purchaser understands all matters in the Agreement.

         (f) The investment in the Company by the Purchaser does not constitute a principal portion of the Purchaser's total assets and the Purchaser is able to afford a complete loss of the investment contemplated herein.

6.       Covenants of the Company
         ------------------------

         6.1. Annual Reports. The Company agrees to use its best efforts to deliver to the Purchaser, as soon as practicable after the end of each fiscal year and in any event within 120 days thereafter, a consolidated balance sheet of the Company as at the end of such fiscal year, a consolidated statement of operations and a consolidated statement of cash flow of the Company for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants selected by the Company.

         6.2. Quarterly Reports. The Company agrees to use its best efforts to deliver to the Purchaser as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year and in any event within 60 days thereafter, a consolidated balance sheet of the Company as at the end of such period, a consolidated statement of operations and a consolidated statement of cash flow of the Company for such period, in each case prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail

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and  certified,  subject to changes  resulting  from audit  adjustments,  by the principal financial or accounting officer of the Company.

         6.3. Inspection. The Company agrees to permit any authorized representative of the Purchaser to visit the Company to discuss its affair and finances with its officers, all upon reasonable notice to the Company, at such reasonable times and as often as may be reasonable requested.

         6.4. Purchaser's Right to Receive Reports. The Company shall deliver the reports or give the rights specified in Paragraph 6.1., 6.2., and 6.3. to the Purchaser until the earlier of (i) the closing date of the Company's first underwritten public offering pursuant to an effective registration statement filed under the Act; or (ii) until the Purchaser no longer holds the Note or any Warrants.

         6.5. Distributions and Payments. The Company shall not (i) pay any dividend or make any other distribution to its equity holders or (ii) make any principal or interest payments on any loans that are subordinate to this Note unless and until the full principal amount of, and interest on, this Note shall have been paid in full.

         6.6 Indemnification. The Company shall indemnify the Payee and hold it harmless from and against any liabilities, obligations, losses, costs and expenses (including without limitation attorneys' fees and expenses) arising out of or incurred in connection with (i) the breach by the Company of any of the representations contained in Section 4, and (ii) the enforcement of this indemnity.

         6.7. Company Action. The Company shall authorize and empower such officers as may be necessary to enter into, execute and deliver any and all documents and certificates, and to make all filings necessary to effectuate this Agreement , the Note, and the Warrant.

         6.8. Statement of Anticipated Funds Usage. The Company shall deliver to the Purchaser, ten (10) days prior to a scheduled monthly funding installment, a reasonably detailed statement showing the uses for such funding.

         6.9 Inter-Creditor Dealings. The Company shall treat the Purchaser, in all respects, in a manner consistent with that of other purchasers, including but limited to the fact that all payments and distributions shall be made to each purchaser in accordance with their pro-rata participation.

7.       No Waiver
         ---------

         7.1. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to it under Federal and state securities laws.




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8.       Survival of Representation, Warranties and Agreements
         -----------------------------------------------------

         Notwithstanding any investigation made by any party to this Agreements, all covenants, agreements representations, and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the shares being purchased and the payment therefore.

9.       Transferability
         ---------------

         9.1. The Purchaser agrees not to transfer or assign this Agreement, or any of its interest herein, and further agrees that any assignment or transfer of the shares shall be made only in accordance with applicable securities laws and that an appropriate legend with respect thereto may be placed by the Company on any certificate evidencing such shares.

10.      Miscellaneous

         Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered:

to the Purchaser at:

         Income Partners LP
         96 The Intervale
         Roslyn, NY  11576

and to the Company:

         253 Worcester Road
         P. O. Box 180
         Charlton, MA 01507

         10.2. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws.

         10.3. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         10.4. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by the Purchaser.




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         10.5.  Heading.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10.6. Severability. In case any provision contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

         10.8. Pronouns. All pronouns shall be deemed to refer to the masculine, feminine neuter, singular or plural, as the identity of the person or persons, firm or other entity may require in the context thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.

                                   FIBERCORE, INC.

BY:  /s/  Steven Phillips          BY:  /s/  Michael J. Beecher
   ------------------------             ----------------------------------------
                                   TITLE:    Chief Financial Officer and
                                             -----------------------------------
                                             Treasurer
                                             -----------------------------------




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                     The Note Purchase and Warrant Agreement

                                    Exhibit A

                             SECURED PROMISSORY NOTE

$50,000.00                                           Charlton, MA
Due September 30, 1998                               Dated:   September 17, 1997


FOR VALUE RECEIVED, FiberCore, Inc., a Nevada corporation and its affiliates "Payer" or the "Company"), hereby promises to pay to the order of Income Partners LP ("Payee") 96 The Intervale, Roslyn, New York 11576, the principal sum of Fifty Thousand ($50,000.00), or such lesser amount if the amount advanced under this Note is less than the principal sum, together with any unpaid interest thereon. Said principal and interest shall be payable as provided herein.

1.       Payment of Principal and Interest
         ---------------------------------

         All or any part of the principal amount of this Note together with accrued and unpaid interest, if any, shall be payable on the earlier of:

         The receipt of proceeds, as and when received from the sale, financing, liquidation or any other disposal of any part or all of the inventory listed in
Schedule 1, annexed hereto, or

         The receipt of proceeds from any new funding arrangement/venture (which includes, by way of example and not limitation, stock and debt issuance's in respect of investments in the Company, and collection of fees for services), or

         (c)      September 30, 1998

2.       Interest
         --------

         This Note shall bear interest at the initial rate of 9.5% for the period September 17, 997 to September 30, 1997. Thereafter, the Note shall bear interest for each 3-month period beginning October 1, 1997, at the prime interest rate as published in the Wall Street Journal on the business day immediately preceding the 3-month period plus one-percent (1%). Interest will be payable quarterly on the 1st day of the month following the 3-month interest period (April 1, July 1, October 1, and January 1) during the term hereof.

         In the event the Payer fails to make a quarterly interest payment when due, the Payer agrees to pay an additional amount equal to 1/2 of 1% (.5%) on the then outstanding principal as a late payment fee. The failure to make a quarterly interest payment shall not constitute an Event




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of Default, as defined below.

3.       Prepayments
         -----------

         The principal amount of this Note may be prepaid in whole at any time or in part from time to time, with accrued interest on the amount repaid to the date of repayment, in each case without penalty or premium.

4.       Conversion
         ----------

         The outstanding principal amount of this Note including any accrued and unpaid interest is convertible, at the option of the Payee, at any time prior to repayment into common shares of the Company at the rate of $0.6875 per share.

5.       Security
         --------

         To secure all payments of the Company to the Payee, the Company hereby grants and conveys to the Payee a first perfected security interest in (a) all the inventory, work-in-process, returned goods and goods in transit and (b) all accounts receivable.

6.       Events of Default
         -----------------

         Upon the occurrence of any of the following:

         (a) The Company shall fail to pay any of the principal of or interest on this Note when due; or

         (b)      The  Company  shall  fail  to  perform  any  other   covenant,
                  agreement or promise whether contained in this Note or the Agreement which is incorporated by reference herein; or

         (c) The filing by or against the Company of a petition in bankruptcy, reorganization, insolvency, arrangement, or other similar proceeding; or

         (d) The Company shall sell all or any substantial part of its assets, shall merge or consolidate with or into any other entity, or more than 25% of the equity ownership of the Company shall be sold to an unaffiliated third party purchaser; or

         (e) Mohd Aslami and/or Charles De Luca shall cease to directors and/or officers of the Company and/or the number of common shares held or beneficially owned by each of them, respectively, decreases by more than 25%; then , in any of those events (each such event being hereinafter referred to as an "Event of Default"), this Note, although not yet due, shall, upon written notice of acceleration from the Payee of this Note to the Company (or automatically in the



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                  case of an Event  of  Default  described  in  subsection  (c))
                  become and immediately be due and payable both as to principal and accrued and unpaid interest, without presentment, demand, protest or notice of any kind, all of which is expressly waived, as set forth in Section 8.

7.       Obligations Unconditional
         -------------------------

         The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatever, whether or not the holder of this Note is a holder in due course. No forbearance, indulgence, delay or failure by the Payee to exercise any right or remedy with respect to this Note, nor any course of dealing between the Company and Payee, shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. This Note may not be modified or discharged orally, but only in writing duly executed by the Company and the Payee.

8.       Waiver
         ------

         The Company hereby expressly waives any presentment, demand, protest or notice of any kind now or hereafter required by law in connection with this Note.

9.       Governing Law
         -------------

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflicts of law rules and principles.

         TO INDUCE HOLDER TO ENTER INTO THE COMMERCIAL TRANSACTION EVIDENCED BY THIS NOTE AND THE SAID AGREEMENT, EACH MAKER, ENDORSER AND GUARANTOR HEREOF AGREES THAT THIS TRANSACTION IS COMMERCIAL AND NOT A CONSUMER TRANSACTION AND, TO THE EXTENT ALLOWED BY LAW, WAIVES ANY RIGHT TO NOTICE OF HEARING ON THE RIGHT OF THE HOLDER UNDER ANY STATUTE OR STATUTES AFFECTING PREJUDGEMENT REMEDIES AND AUTHORIZES HOLDER'S ATTORNEY TO ISSUE A WRIT FOR PREJUDGEMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THE WAIVER.




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         IN WITNESS  WHEREOF,  the  undersigned  has caused this Note to be duly executed and delivered as of the date set forth above.

FiberCore, Inc.

By: /s/ Michael J. Beecher
    --------------------------------------
     Michael J. Beecher
     Chief Financial Officer and Treasurer




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